Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this ___ day of ____, 2018, by and between OriginClear, Inc., a Nevada corporation (the “Company”), and the undersigned set forth on the signature page hereto (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is offering up to a 4,000,000 Shares of its Series E Convertible Preferred Stock (“Shares”), for an aggregate purchase price of an estimated $1,000,000, subject to the Company’s right to increase the Offering amount to $2,000,000 in its sole discretion without notice to the investors in the Offering, as described in the Private Placement Memorandum dated August __, 2018 (the “Private Placement Memorandum”);

WHERAEAS, with each share of Series E Preferred Stock purchased, the subscriber shall receive a warrant to purchase one hundred shares of the Company’s common stock at a price of $.25 (subject to adjustment as set forth in the Warrant (“Warrant” and together with the Shares the “Securities”);

WHEREAS, the per share Purchase Price of the Series E Preferred Stock is 50% of the closing price of the publicly traded OCLN Common Stock (“Common Stock”) on the trading day immediately preceding Issuer’s receipt of investor’s subscription agreement and payment, with a minimum subscription of $10,000, subject to the Company’s right to accept subscriptions for less than $10,000, in its sole discretion.

WHEREAS, the offer of the Securities and, if this Agreement is accepted by the Company, the sale of the Securities, is being made in reliance upon Section 4(a)(2) and Rule 506(c) of Regulation D of the Securities Act.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Subscription Procedure.

(a) Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”). A minimum of $10,000 of Shares must be purchased by the Purchaser, unless a lower amount is agreed to by the Company, in its sole discretion.

(b)

(c) The subscription period will begin as of August __, 2018_, and will terminate (if the Closing Date has not earlier occurred) on the sooner to occur of the sale of the Maximum offering Amount (as defined in the Private Placement Memorandum), at 5:00 PM Pacific Standard Time on December 1, 2018 which may be extended until December 31, 2018 at the sole discretion of the Company (the “Termination Date”), unless terminated sooner by the Company in its discretion. The consummation of the Offering is subject to the satisfaction of a number of conditions to be further described in the Private Placement Memorandum, one or more of which conditions may not occur.

(d) The Subscriber shall submit to VerifyInvestor.com, a 3rd-party verification service, all documents and information necessary for VerifyInvestor.com to affirm Subscriber’s accreditation status.

(e) The Subscriber shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to the Company. The wire transfer instructions are set forth in Exhibit A attached hereto and made a part hereof. All net proceeds will be immediately available for use by the Company. subscribers may not revoke their subscriptions, which the Company will accept on a rolling basis.

(f) Upon receipt of the Subscription Funds and acceptance of this Subscription by the Company, the Company shall take up the Subscription Funds (a “Closing” and the date of such Closing, the “Closing Date”) and issue to the Subscriber such number of Shares represented by the amount of the accepted Subscription Funds.

(g) The Subscriber acknowledges that the subscription for Securities hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Subscriber of notice of acceptance of such subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement. If this Agreement is rejected in whole, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect. If this Agreement is rejected in part, the funds for the rejected portion of this Agreement will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this Agreement was accepted.

2. Representations and Covenants of the Subscriber. The Subscriber hereby represents and warrants to the Company as follows:

(a) The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) an investor may not be able to liquidate his or her investment; (iv) transferability of the Securities is extremely limited; (v) an investor could sustain the loss of his or her entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business, and the industries, markets and geographic regions in which the Company will compete, as well as risks associated with the Offering contained in the Private Placement Memorandum.

(b) The Subscriber acknowledges that he or she has prior investment experience, including without limitation, investments in non-listed and non-registered securities, or he or she has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to him or her and to all other prospective investors in the Securities and to evaluate the merits and risks of such an investment on his or her behalf, and that he or she recognizes the highly speculative nature of this investment.

(c) The Subscriber acknowledges that (i) there are significant restrictions on the transferability of the Securities, and no assurance can be given when, if ever, such registration of the the Securities will be filed or declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and accordingly, it may not be possible for the Subscriber to liquidate the Subscriber’s investment in the Company as currently no public market exists; (ii) no federal or state agency has made any findings as to the fairness of the terms of the Offering; (iii) any projections or predictions that may have been made available to the Subscriber are based on estimates, assumptions and forecasts which may prove to be incorrect; (iv) and no assurance is given that actual results will correspond with the results contemplated by the various projections.

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(d) The Subscriber acknowledges receipt and careful review of the Private Placement Memorandum, including the Certificate of Designation of Rigs, Powers, Preferences Privileges and Restrictions of the 0% Series E Convertible Preferred Stock of OriginClear, Inc. and the Common Stock Purchase Warrant and this Agreement, (collectively, the “Offering Documents”), and hereby represents that (i) he or she has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its financial condition and results of operations which he or she had requested or desired to know; (ii) that all documents which could be reasonably provided have been made available for his or her inspection and review; (iii) that he or she has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the concerning the terms and conditions of the Offering; and (iv) any additional information which he or she had requested.

(e) The Subscriber acknowledges that this Offering may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he or she must retain his or her own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

(f) The Subscriber represents that the Securities are being purchased for his or her own account, for investment and not for distribution or resale to others. The Subscriber agrees that he or she will not sell or otherwise transfer any of the securities comprising the Securities unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

(g) The Subscriber understands that the Company will review this Agreement and the results from a third party verification service and the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering at any time.

(h) The Subscriber hereby represents that the address of the Subscriber furnished by him or her at the end of this Agreement is the Subscriber’s principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

(i) The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

(j) The Subscriber, in making the decision to purchase the Securities subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Subscriber and such representatives, if any, have prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering. The Subscriber and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities that have been requested. The Subscriber and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

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(k) The Subscriber agrees that he or she will purchase Securities in the Offering only if his or her intent at such time is to make such purchase for investment purposes and not with a view toward resale.

(l) If the Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (iii) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

(m) If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within her or her jurisdiction for the purchase of the Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities laws or other laws of the Subscriber’s jurisdiction.

(n) The Subscriber understands and acknowledges that (i) the Securities are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(a)(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

(o) That the Subscriber certifies, under penalty of perjury, (i) that the social security or Tax Identification Number set forth herein is true, correct and complete, and (ii) that the Subscriber is not subject to backup withholding either because the Subscriber has not been notified that the Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding.

(p) The amounts invested by the Subscriber it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(q) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Subscriber understands and acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company if the Subscriber becomes aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company, its Subsidiaries, or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

(r) To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(s) If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(t) No Shorting. The Subscriber, whether in its own capacity or through a representative, agent or affiliate (i) represents and warrants to the Company that prior to the purchase of the Shares it has not entered into or effected any “short sales” of any shares of Common Stock of the Company or any hedging transaction which establishes a net short position with respect to the shares of Common Stock of the Company, and (ii) covenants to the Company that for a period of twelve months from the sale of the Shares it will not enter into or effect, any “short sales” of any shares of Common Stock of the Company or any hedging transaction which establishes a net short position with respect to the shares of Common Stock of the Company.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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3. Representations by the Company. The Company represents and warrants to the Subscriber that:

3.1 Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing, and in current standing under the laws of the state of Nevada; (ii) has the power and authority to own, lease, and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business, and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

3.2 Authority. The execution, delivery, and performance by the Company of each transaction document to be executed by the Company and the consummation of the transactions contemplated by the Offering.

3.3 Enforceability. Each transaction document executed, or to be executed under this Agreement, by the Company has been, or will be upon delivery, duly executed and delivered by the Company and constitutes, or will constitute upon delivery, a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

4. Transfer Restrictions; Legends.

(a) Restrictions. Each Subscriber understands that:

(i) The sale or resale of all or any portion of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and all or any portion of the Securities may not be transferred unless:

(A) the Securities are sold pursuant to an effective registration statement under the Securities Act;

(B) the Subscriber shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(C) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144) of the Subscriber who agrees to sell or otherwise transfer the Securities only in accordance with this Section 5(a) and who is an “accredited investor”, as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act;

(D) the Securities are sold pursuant to Rule 144; or

(E) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule);

and, in each case, the Subscriber shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

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(b) Each certificate representing (i) the Securities and (ii) any other securities issued in respect of the Securities, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 5(c) below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

So long as the foregoing legend may remain on any Securities, the Subscriber consents to the Company making a notation on its records and giving instructions to any transfer agent with respect to such certificates in order to implement the restrictions on transfer established in this Section 5.

(c) Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(b) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Subscriber provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Subscriber provides the Company with an opinion of counsel to such Subscriber, at the cost of the Company and in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Business Days following the delivery by a Subscriber to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Subscriber as may be required above in this Section 5(c), as directed by such Subscriber, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of shares of Common Stock to which such Subscriber shall be entitled to such Subscriber’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Subscriber, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Subscriber or its designee.

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5. Conditions to Closing.

(a) The obligation of each Subscriber hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Subscriber’s sole benefit and may be waived by such Subscriber at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Subscriber shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Subscriber in the form reasonably acceptable to such Subscriber;

(ii) The Company shall have duly executed and delivered to such Subscriber each of the Offering Documents;

(iii) Such Subscriber shall have received the opinion of the Company’s counsel, dated as of the Closing Date, in the form reasonably acceptable to such Subscriber;

(iv) Since the date of first execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect;

(v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(vi) The Company shall have delivered to such Subscriber such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Subscriber or its counsel may reasonably request; and

(b) The obligations of the Company to effect the transactions contemplated by this Agreement with each Subscriber are subject to the fulfillment at or prior to each Closing Date of the conditions listed below:

(i) The representations and warranties made by such Subscriber in Section 2 shall be true and correct in all material respects at the time of Closing as if made on and as of such date; and

(ii) All corporate and other proceedings required to be undertaken by such Subscriber in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

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6. Miscellaneous.

(a) Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at OriginClear, Inc., 1901 525 S. Hewitt Street, Los Angeles, California 90013, Attention: T. Riggs Eckelberry, Chief Executive Officer, with a copy to (which shall not constitute notice) Sichenzia Ross Ference Kesner LLP, 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, Attention: Gregory Sichenzia, Esq., or addressed to the Subscriber at the address indicated on the signature page of this Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

(b) All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority-in-interest of the Subscribers (based on the number of Shares purchased hereunder).

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law provisions thereof, and the parties hereto irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or, if jurisdiction in such court is lacking, the Supreme Court of the State of New York, New York County, in respect of any dispute or matter arising out of or connected with this Agreement.

(e) This Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers. This Agreement may be executed and delivered by facsimile.

(f) Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the plural form of names, defined terms, nouns and pronouns shall include the singular and vice-versa.

(g) The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

(h) It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(i) The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

(j) Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing. Each Subscriber shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Reserved.

(l) Independent Nature of Subscribers. The obligations of each Subscriber under this Agreement or other transaction document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Agreement or any other transaction document. Each Subscriber shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Subscriber to purchase the Securities pursuant to this Agreement has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Subscriber shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. Each Subscriber has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledge and understand that Homeier Law PC has served as counsel to the Company only.

[-signature page follows-]

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IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the date written below.

No. of Shares to be Purchased	____________________________________

Total Share Purchase Price ($)	$___________________________________

Number of Warrants to be issued:	____________________________________

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued: ______________________

Manner in which title is to be held: (check only one)

☐ Individual Ownership

Joint Subscription:	Entity
☐ CommSharey Property	☐ Partnership
☐ Joint Tenant with Right of Survivorship (JTWRS)	☐ Company
☐ Tenants in Common (TIC)	☐ Self-Directed Retirement Account
☐ Tenants by Entirety (TBE)	☐ Trust
(If Securities are being subscribed for as a joint	☐ Other_________________________
subscription, both parties must sign.)	(Entities must complete Cert. of Signatory)

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This Subscription Agreement is agreed to and accepted as of ________________, 2018.

OriginClear, Inc.

By:
Name:	T. Riggs Eckelberry
Title:	Chief Executive Officer

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CERTIFICATE OF SIGNATORY

(To be completed if the Securities are

being subscribed for by an entity)

I,_____________________, am the _________________________ of _________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2018

(Signature)

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EXHIBIT A - WIRE INSTRUCTIONS